UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2003

WorldCom, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-11258	58-1521612
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22001 Loudoun County Parkway, Ashburn, Virginia	20147
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 886-0700

Item 5. Other Events.

On April 14, 2003, WorldCom, Inc. (“WorldCom” or the “Company”) and certain of its direct and indirect subsidiaries filed their joint plan of reorganization (the “Plan”) and related disclosure statement (the “Disclosure Statement”) with the U.S. Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Company also announced the selection of Robert T. Blakely as Chief Financial Officer, the change of its brand name to MCI, and the relocation of its corporate headquarters to Ashburn, Virginia.

Copies of the proposed Plan and Disclosure Statement are attached hereto as Exhibits 2.1 and 2.2, respectively. Copies of the press releases announcing the filing of the Plan, the Disclosure Statement, and related matters discussed above and the appointment of Mr. Blakely are attached hereto as Exhibits 99.1 and 99.2, respectively.

The Bankruptcy Code does not permit solicitation of acceptances or rejections of the Plan until the Bankruptcy Court approves the applicable Disclosure Statement relating to the Plan as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the debtors and the condition of the debtors’ books and records, that would enable a hypothetical reasonable investor typical of the holder of claims or interests of the relevant class to make an informed judgment about the Plan. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan. The Company will emerge from Chapter 11 if and when the Plan receives the requisite creditor approvals and is confirmed by the Bankruptcy Court.

The proposed Plan and Disclosure Statement also are available at the Bankruptcy Court’s website located at http://www.nysb.uscourts.gov and from the Company’s Restructuring Information Desk at http://www.mci.com.

Cautionary Statement Regarding Financial and Operating Data

The Disclosure Statement contains financial statements and other financial information that have not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments. The Disclosure Statement is in a format prescribed by the Bankruptcy Code and should not be used for investment purposes. The Disclosure Statement contains information different from that required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that information might not be indicative of the Company’s financial condition or operating results that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Disclosure Statement should not be viewed as indicative of future results.

As described in the Disclosure Statement, the Company previously announced restatements of earnings affecting 1999, 2000, 2001, and first quarter 2002. In June 2002, Arthur Andersen LLP (“Andersen”), the Company’s previous external auditors, advised the Company that Andersen’s audit report on the Company’s financial statements for 2001 and Andersen’s review of the Company’s financial statements for first quarter 2002 could not be relied upon. The Company’s new external auditors, KPMG LLP (“KPMG”), are undertaking a comprehensive audit of the Company’s financial statements for 2000, 2001, and 2002.

On August 8, 2002, WorldCom announced that its ongoing internal review of its financial statements discovered an additional $3.8 billion in improperly reported pre-tax earnings for 1999, 2000, 2001, and the first quarter of 2002. On November 5, 2002, the Company announced that it expected a further restatement of earnings in addition to amounts previously announced and that the overall amount of the restatements could total in excess of $9 billion.

On March 13, 2003, WorldCom announced it had completed a preliminary review of its goodwill and other intangible assets and property and equipment (PP&E) accounts. As previously indicated, this review has resulted in the write-off of all existing goodwill and a substantial write-down of the carrying value of PP&E and other intangible assets following an impairment analysis and other adjustments in accordance with GAAP. Specifics include:

The value of goodwill reflected on the Company’s last reported balance sheet, $45 billion, is impaired and has been written off completely; and the value of PP&E and other intangible assets reflected on the Company’s last reported balance sheet, $39.2 billion and $5.6 billion, respectively, is impaired and has been adjusted to a value of approximately $10 billion as of December 31, 2002.

A Special Committee of the Company’s Board of Directors conducted an independent investigation of these matters, with the law firm of Wilmer, Cutler & Pickering as special counsel and PriceWaterhouseCoopers LLP as their financial advisors. The Company’s accounting practices also are under investigation by the U.S. Attorney’s Office for the Southern District of New York and by the Examiner appointed by the Bankruptcy Court, Richard Thornburgh, former Attorney General of the United States. On November 26, 2002, the Company consented to the entry of a permanent injunction that partially resolved the claims brought in a civil lawsuit by the SEC regarding the Company’s past public financial reports. The injunction imposes certain ongoing obligations on the Company and permits the SEC to seek a civil penalty in the future.

The Company has terminated or accepted the resignations of various financial and accounting personnel, including its chief financial officer and its corporate controller, and is continuing the process of investigating and restating its financial results for the years 2000-2002. Earlier years also could be impacted. Investors and creditors should be aware that additional amounts of improperly reported pre-tax earnings may be discovered and announced. Until the Company has completed its final review and KPMG is able to complete an audit of 2000, 2001, and 2002, the total impact on previously reported financial statements cannot be known. The Company intends to announce any changes to previously reported financial statements once its review is complete.

In light of the foregoing events, all previous guidance regarding future financial performance issued by the Company is no longer in effect and should be ignored.

Cautionary Statement Regarding Forward-Looking Statements

This Report and the Disclosure Statement may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to the Company’s bankruptcy proceedings and matters arising out of pending class action and other lawsuits and ongoing internal and government investigations relating to the previously announced restatements of its financial results. Other factors that may cause actual results to differ materially from management’s expectations include, but are not limited to, economic uncertainty; the effects of vigorous competition, including price competition; the impact of technological change on our business, alternative technologies and dependence on availability of transmission facilities; risks of international business; regulatory risks in the United States and internationally; contingent liabilities; uncertainties regarding the collectibility of receivables; risks associated with debt service requirements and our financial leverage; uncertainties associated with the success of acquisitions; and the ongoing war on terrorism, including Operation Iraqi Freedom. More detailed information about those factors is contained in the Company’s filings with the SEC.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements.

Not Applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit No.	Description of Exhibit

2.1	Joint Plan of Reorganization of WorldCom, Inc. and certain of its direct and indirect subsidiaries

2.2	Disclosure Statement with respect to Joint Plan of Reorganization of WorldCom, Inc. and certain of its direct and indirect subsidiaries

99.1	Press Release dated April 14, 2003

99.2	Press Release dated April 14, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDCOM, INC. (Registrant)

By:	/s/ MICHAEL H. SALSBURY
Name:	Michael H. Salsbury
Title:	General Counsel and Secretary

Dated: April 15, 2003